U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 25, 2005
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                                GREATBATCH, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                         1-16137              16-1531026
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(State or other jurisdiction of     (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)


      9645 Wehrle Drive, Clarence, New York                   14031
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     (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
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           Appointment of Principal Officers
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               On August 25, 2005, Marco F. Benedetti was promoted to Corporate
               Controller. On August 29, 2005, Mr. Benedetti was appointed Principal Accounting Officer. Mr. Benedetti, age 45, has been the Company's Assistant Corporate Controller since December 2003. Beginning in May 2003, Mr. Benedetti was Vice President of Finance with Ashton-Potter, U.S.A. Ltd. From May 1992 to May 2003, Mr. Benedetti was employed with International Imaging Materials, Inc. culminating with him holding the position of Corporate Controller.

               Mr. Benedetti does not have an employment agreement with the Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      GREATBATCH, INC.
Dated:  August 31, 2005
                                      By: /s/ Thomas J. Mazza
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                                              Thomas J. Mazza
                                              Senior Vice President and Chief
                                              Financial Officer